SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: December 4, 2001
               (Date of earliest event reported: December 4, 2001)



                            BURLINGTON RESOURCES INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         1-9971              91-1413284
--------------------------------    -----------------   ------------------------
(State or other Jurisdiction           (Commission         (I.R.S. Employer
     of incorporation)                 File Number)       Identification No.)



5051 Westheimer, Houston, Texas                                  77056-2124
-----------------------------------------------------           ------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: 713-624-9500

Item 2. Acquisition or Disposition of Assets.

     On December 4, 2001, Burlington Resources Inc. ("Burlington") announced the acceptance of its CDN $53.00 per share cash tender offer to acquire all of the common shares of Canadian Hunter Exploration Ltd. ("Canadian Hunter") (TSE:
HTR), an independent oil and gas company located in Canada, by Canadian Hunter's shareholders. Burlington intends to acquire the remaining common shares of Canadian Hunter by compulsory acquisition for CDN $53.00 per share in cash. Burlington also announced that it has received all the necessary regulatory approvals concerning the acquisition of Canadian Hunter. Burlington is expected to pay approximately U.S. $2.1 billion in cash (CDN $3.3 billion) for the acquisition of all of the common shares of Canadian Hunter. Burlington intends to use funds raised in a recently consummated private placement of debt securities, funds raised from its commercial paper program and cash on hand to finance the purchase price.

     A copy of the press release issued by Burlington and Canadian Hunter announcing the completion of the acquisition is attached hereto as Exhibit 99.1. We incorporate by reference a copy of the Pre-Acquisition Agreement between Burlington and Canadian Hunter attached as Exhibit 99.2 to our Current Report on Form 8-K, dated October 9, 2001.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of the Acquired Business. Any required audited financial statements of Canadian Hunter will be provided not later than 60 days after the date that this Current Report on Form 8-K was required to be filed.

     (b) Pro Forma Financial Information. Any required unaudited pro forma financial information relating to Burlington's acquisition of Canadian Hunter will be provided not later than 60 days after the date that this Current Report on Form 8-K was required to be filed.

     (c)  Exhibits. The following exhibits are filed herewith:

     Exhibit No. Description

     99.1 Press Release dated December 4, 2001

     99.2 Pre-Acquisition Agreement between Burlington and Canadian Hunter dated as of October 8, 2001, attached as Exhibit 99.2 to our Current Report on Form 8-K dated October 9, 2001, is hereby incorporated by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BURLINGTON RESOURCES INC.



Date:  December 4, 2001             By:  /s/ Frederick J. Plaeger, II
                                         ---------------------------------------
                                         Name:   Frederick J. Plaeger, II
                                         Title:  Vice President, General
                                                 Counsel and Assistant
                                                 Secretary

                                  EXHIBIT INDEX

     Exhibit No. Description

     99.1 Press Release dated December 4, 2001

     99.2 Pre-Acquisition Agreement between Burlington and Canadian Hunter dated as of October 8, 2001, attached as Exhibit 99.2 to our Current Report on Form 8-K dated October 9, 2001, is hereby incorporated by reference.